Exhibit 99.1

Kosmos Energy Ltd. Announces Offering Of $300 Million Of Convertible Senior Notes Due 2030

March 4, 2024

Dallas—(Business Wire)— March 4, 2024 – Kosmos Energy Ltd. (NYSE/LSE: KOS) (“Kosmos” or the "Company") announced today that it intends to offer, subject to market and other conditions, $300 million aggregate principal amount of its convertible senior notes due 2030 (the "notes") in a private placement. The Company also expects to grant the initial purchasers an option to purchase up to an additional $45 million aggregate principal amount of notes, for settlement within a 13-day period beginning on, and including, the date on which the notes are first issued. The notes will be senior, unsecured obligations of the Company. The notes will rank pari passu with the Company’s existing senior notes and the Company’s revolving credit facility. The notes will be guaranteed (i) on a senior, unsecured basis by certain of the Company’s existing subsidiaries that guarantee on a senior basis the Company’s revolving credit facility and the Company’s existing senior notes, and (ii) on a subordinated, unsecured basis by certain of the Company’s existing subsidiaries that borrow under or guarantee the Company’s commercial debt facility and guarantee on a subordinated basis the Company’s revolving credit facility and the Company’s existing senior notes. Upon conversions of the notes, the Company will satisfy its conversion obligation by paying cash up to the aggregate principal amount of the notes to be converted, and paying or delivering, as the case may be, cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election, in respect of the remainder, if any, of its conversion obligation in excess of the aggregate principal amount of the notes to be converted. The interest rate, conversion rate and other terms of the notes are to be determined upon pricing of the offering.

The Company intends to use the net proceeds from the sale of the notes to (i) repay a portion of outstanding indebtedness under the Company’s commercial debt facility; (ii) pay the cost of the capped call transactions described below; and (iii) pay fees and expenses related to the offering.

In connection with the pricing of the notes, the Company expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers of the notes or their respective affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions are expected generally to reduce potential dilution to the Company’s common stock upon any conversion of the notes and/or offset any cash payments the Company is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap. If the initial purchasers of the notes exercise their option to purchase additional notes, the Company expects to enter into additional capped call transactions with the option counterparties, and expects to use a portion of the net proceeds from the additional notes to pay the cost of such additional capped call transactions.

In connection with establishing their initial hedges of the capped call transactions, the Company expects the option counterparties or their respective affiliates to enter into various derivative transactions with respect to the Company’s common stock concurrently with or shortly after the pricing of the notes, and may unwind these various derivative transactions and purchase the Company’s common stock in open market transactions shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of the Company’s common stock or the notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Company’s common stock and/or purchasing or selling the Company’s common stock or other securities of the Company in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of notes). This activity could also cause or avoid an increase or a decrease in the market price of the Company’s common stock or the notes, which could affect the ability of noteholders to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of the notes, it could affect the number of shares and value of the consideration that noteholders will receive upon conversion of the notes.

The offering is being made to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). The offer and sale of the notes, the guarantees and any shares of the Company's common stock issuable upon conversion of the notes have not been and will not be registered under the Securities Act, or under any state securities laws, and the notes and such shares may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

This announcement does not constitute an offer to sell or the solicitation of an offer to buy the notes in the offering, nor shall there be any sale of such notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Kosmos expects, believes or anticipates will or may occur in the future are forward-looking statements, including the potential offering of convertible senior notes and the anticipated terms of, and effects of entering into, the capped call transactions. Kosmos’ estimates and forward-looking statements are mainly based on its current expectations and estimates of future events and trends, which affect or may affect its businesses and operations. Although Kosmos believes that these estimates and forward-looking statements are based upon reasonable assumptions, they are subject to several risks and uncertainties and are made in light of information currently available to Kosmos. When used in this press release, the words “anticipate,” “believe,” “intend,” “expect,” “plan,” “will,” “potential,” “may” or other similar words are intended to identify forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Kosmos, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Further information on such assumptions, risks and uncertainties is available in Kosmos’ Securities and Exchange Commission filings. Kosmos undertakes no obligation and does not intend to update or correct these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except as required by applicable law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

About Kosmos Energy Ltd.

Kosmos is a full-cycle deepwater independent oil and gas exploration and production company focused along the Atlantic Margins. The Company’s key assets include production offshore Ghana, Equatorial Guinea and the U.S. Gulf of Mexico, as well as a world-class gas development offshore Mauritania and Senegal. Kosmos also maintains a sustainable proven basin exploration program in Equatorial Guinea and the U.S. Gulf of Mexico. Kosmos is listed on the New York Stock Exchange and London Stock Exchange and is traded under the ticker symbol KOS.

Kosmos Energy Ltd. is headquartered in Dallas, TX.

Investor Relations

Jamie Buckland

+44 (0) 203 954 2831

jbuckland@kosmosenergy.com

Media Relations

Thomas Golembeski

+1-214-445-9674

tgolembeski@kosmosenergy.com

SOURCE: Kosmos Energy Ltd.